Exhibit 10.2
[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
LICENSE AGREEMENT
This agreement (“Agreement”) is made by and between
The University of Zurich
Ramistrasse 71 CH-8006 Zurich (Switzerland)
(“UNIVERSITY”)
And
Molecular Partners AG
c/o Patrik Forrer
Dept. of Biochemistry
University of Zurich
Winterthurerstr. 190
CH-8057 Zurich (Switzerland)
(“LICENSEE”)
This Agreement is effective on November 17, 2004 (“Effective Date”).
RECITALS
WHEREAS, UNIVERSITY is owner of Patent Rights as defined below on an invention in the field of collections of (poly)peptides/proteins based on repeat modules (“Invention”);
WHEREAS, UNIVERSITY is desirous that the Invention be developed and utilized to the fullest possible extent so that its benefits can be enjoyed by the general public;
WHEREAS, LICENSEE wishes to obtain, and UNIVERSITY is willing to grant, an exclusive license to the Patent Rights on the terms and conditions set out below.
NOW, THEREFORE, the parties agree:
ARTICLE 1 DEFINITIONS
The terms, as defined herein, shall have the same meanings in both their singular and plural forms.
1.1“Affiliate” means any corporation or other business entity in which LICENSEE owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors, or in which LICENSEE is owned or controlled directly or indirectly by at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors.
1.2“Sublicensee” means a third party to whom LICENSEE grants a sublicense of certain rights granted to LICENSEE under this Agreement.

1.3“Field” means therapeutic use (“Field A”), in vitro diagnostic use (“Field B”), use as research reagent (“Field C”) and any other uses.
1.4“Territory” means world-wide.
1.5“Term” means the period of time beginning on the Effective Date and ending on the expiration date of the longest-lived Patent Rights.
1.6“Patent Rights” means any of the following: the patent applications listed in Annex A disclosing and claiming the Invention and continuing applications thereof including divisions, substitutions, and continuations-in-part (but only to extent the claims thereof are enabled by disclosure of the parent application); any patents issuing on said applications including reissues, reexaminations and extensions; and any corresponding applications, patents and extensions in other countries.
1.7“Licensed Method” means any method that is covered by Patent Rights the use of which would constitute, but for the license granted to LICENSEE under this Agreement, an infringement of any pending or issued and unexpired claim within Patent Rights.
1.8“Licensed Product” means any composition, product or service that is covered by the claims of Patent Rights, or that is developed or produced by the Licensed Method, or the manufacture, use, sale, offer for sale, or importation of which would constitute, but for the license granted to LICENSEE by UNIVERSITY herein, an infringement of any pending or issued and unexpired claim within the Patent Rights.
1.9“Net Sales” means the total of the gross invoice prices billed by or on behalf of LICENSEE or its Affiliates or its Sublicensees to third parties on sales of Licensed Products in bona fide arm’s length transactions, less the sum of the following actual and customary deductions where applicable and separately itemized on the invoice and actually paid or allowed: cash, trade, or quantity discounts; value added, sales or use taxes, and custom duties; transportation charges; or credits to customers because of rejections or returns. For purposes of calculating Net Sales, transfers to a Sublicensee or an Affiliate or a distributor of Licensed Product under this Agreement for (i) end use (but not resale) by the Sublicensee or Affiliate or distributor shall be treated as sales by LICENSEE at list price of LICENSEE, or (ii) resale by a Sublicensee or an Affiliate or a distributor shall be treated as sales at the list price of the Sublicensee or Affiliate or distributor. Non-monetary consideration shall not be accepted by LICENSEE, a Sublicensee, an Affiliate, or a distributor for any Licensed Products or Licensed Methods without the prior written consent of UNIVERSITY which consent shall not be unreasonably refused. For the avoidance of doubt Net Sales shall be calculated only once for the first sale of such Licensed Product by either LICENSEE, its Affiliates, or Sublicensees, as the case may be, to a third party. The initial sale of Licensed Product by LICENSEE, its Affiliates, or Sublicensees to a wholesaler shall be regarded as the first sale of the Licensed Product for the purpose of calculating Net Sales.
1.1“First Commercial Sale” means the initial transfer by or on behalf of LICENSEE or its Affiliates, Sublicensees or distributors of Licensed Product to a third party end user customer in exchange for cash in any country after all required marketing and pricing approvals have been granted, or otherwise permitted, by the authorities of such country.

ARTICLE 2 GRANTS
2.1License. Subject to the limitations set forth in this Agreement, UNIVERSITY hereby grants to LICENSEE, and LICENSEE hereby accepts, a license under Patent Rights to make, use, sell, offer for sale, and import Licensed Products and to practice Licensed Methods, in the Field within the Territory and during the Term The license granted herein is exclusive for Patent Rights and UNIVERSITY shall not grant to third parties a further license under Patent Rights in the Field, within the Territory and during the Term.
2.2Sublicense.
(a)The license granted in Paragraph 2.1 includes the right of LICENSEE to grant sublicenses to third parties during the Term. The terms and conditions of any sublicense shall be in accordance with sound and reasonable business practices and any fees charged shall not be unreasonable for comparable rights.
(b)With respect to any sublicense granted pursuant to Paragraph 2.2(a), LICENSEE shall:
(1)not receive, or agree to receive, anything of value in lieu of cash as considerations from a third party under a sublicense granted pursuant to Paragraph 2.2(a) without the express written consent of UNIVERSITY which consent shall not be unreasonably refused;
(2)to the extent applicable, include all of the rights of and obligations due to UNIVERSITY and contained in this Agreement;
(3)promptly provide UNIVERSITY with a copy of each sublicense issued; and
(4)collect payment of all payments due, directly or indirectly, to UNIVERSITY from Sublicensees and summarize and deliver all reports due, directly or indirectly, to UNIVERSITY from Sublicensees.
(c)Upon termination of this Agreement for any reason, UNIVERSITY, at its sole discretion, shall determine whether LICENSEE shall cancel or assign to UNIVERSITY any and all sublicenses.
2.3Reservation of Rights. UNIVERSITY reserves the right to use the Invention and Patent Rights for educational and research purposes free of charge.
2.4Material Transfer. LICENSEE shall have the right to receive samples of biological material that is relevant to practice the granted rights which is in possession of UNIVERSITY and to which no third parties can claim any rights.
ARTICLE 3 CONSIDERATIONS
3.1Fees and Royalties. In consideration of the license granted herein to LICENSEE under Patent Rights LICENSEE agrees to pay to UNIVERSITY:

(a)in recognition of LICENSEE being a startup business and partially in lieu of cash, a license issue fee in the form of [***] shares with a nominal value of CHF [***] of LICENSEE’s common stock representing [***]% of the LICENSEE’s total authorized equity capital of CHF [***]. The stock or if stocks are not issued physically a copy of the updated share register shall be delivered to UNIVERSITY within [***] of execution of this Agreement. In the event of a capital increase the UNIVERSITY’s equity position may be diluted, however such dilution shall in no event be greater than that of [***] and furthermore UNIVERSITY’s equity position shall not be diluted below [***]% of the total outstanding stock of LICENSEE until LICENSEE has accrued total funds of CHF [***] in form of equity capital. Shares issued to University shall provide for equal but proportionate rights and restrictions as the Founder’s shares. UNIVERSITY shall adhere to the COMPANY’s shareholders agreement and such other agreements as may be required to give effect to this paragraph. The Founders of the COMPANY are Patrick Amstutz, Hans Kaspar Binz, Patrik Forrer, Martin Alexander Kawe, Andreas Pluckthun, Michael Tobias Stumpp and Christian Zahnd.
(b)an earned royalty on Net Sales of Licensed Products by LICENSEE or an Affiliate
(i)of [***] on Net Sales of Licensed Products for uses in Field A; and
(ii)of [***] on Net Sales of Licensed Products for uses in Field B; and
(iii)of [***] on Net Sales of Licensed Products for uses in Field C; and
(iv)earned royalty on Net Sales for other uses than set forth above will be negotiated between the parties in good faith before the First Commercial Sale of such Licensed Products
(c)on all sublicense fees received by LICENSEE from each Sublicensee that are not earned royalties:
-    [***] on fraction < [***] CHF for particular sublicense by particular Sublicensee
-    [***] on fraction>= [***] CHF for particular sublicense by particular Sublicensee
It is understood that payments from Sublicensees to LICENSEE dedicated for direct use for the financing of research or product development under a joint research or development agreement shall not be considered sublicense fees and no compensation for UNIVERSITY shall be due on such payments.
(d)(i)    on each and every sublicense royalty payment received by LICENSEE from its Sublicensees on sales of Licensed Product by Sublicensee for use in Field A or in Field B, royalties based on the following royalty rate as applied to Net Sales of particular Sublicensee:
•If LICENSEE is receiving a royalty of less than [***] on the Net Sales of Sublicensee:[***] of such royalty income
•If LICENSEE is receiving a royalty of [***] or more but less than [***] on the Net Sales of Sublicensee: [***] of such royalty income but minimally [***] on the Net Sales of Sublicensee

•If LICENSEE is receiving a royalty of [***] or more on the Net Sales of Sublicensee: [***] on the Net Sales of Sublicensee
(ii)[***] on each and every sublicense royalty payment received by LICENSEE from its Sublicensees on sales of Licensed Product by Sublicensee for use in Field C.
(iii)on sublicense royalty payment received by LICENSEE from its Sublicensees on sales of Licensed Product for uses other than set forth above: rate will be negotiated between the parties in good faith before the First Commercial Sale of such Licensed Products.
(e)It is agreed that for the [***] of this Agreement LICENSEE shall be exempted from paying royalties to UNIVERSITY on annual income of LICENSEE resulting from Net Sales, sublicense fees and sublicense royalty and which is totally less than CHF [***].
All fees and royalty payments specified in this Paragraph 3.1 shall be paid by LICENSEE pursuant to Paragraph 4.3.
3.2Due Diligence.
(a)LICENSEE shall:
(1)diligently proceed with the development, manufacture and sale of Licensed Products;
(2)upon market entry on a country-by-country basis, use its reasonable efforts to promote the sale of the Licensed Products in the Territory [***] during the term of this Agreement; and
(3)obtain all necessary governmental approvals for the manufacture, use and sale of Licensed Products.
(b)[***].
ARTICLE 4 REPORTS, RECORDS AND PAYMENTS
4.1Reports.
(a)Progress Reports.
(1)Beginning January 1, 2006 and ending on the date of First Commercial Sale of a Licensed Product in the United States and Europe, LICENSEE shall submit to UNIVERSITY annual progress reports covering LICENSEE’s (and each Affiliate’s and Sublicensee’s) activities to develop and test all Licensed Products and obtain governmental approvals necessary for marketing the same. Such reports shall include a summary of work completed; summary of work in progress; current schedule of anticipated events or milestones; market plans for introduction of Licensed Products; and summary of resources spent in the reporting period.

(2)LICENSEE shall also report to UNIVERSITY, in its immediately subsequent progress report, the date of First Commercial Sale of a Licensed Product in each country.
(b)Royalty Reports. After the First Commercial Sale of a Licensed Product anywhere in the world, LICENSEE shall submit to UNIVERSITY annual royalty reports on or before [***] of each year. Each royalty report shall cover LICENSEE’s (and each Affiliate’s and Sublicensee’s) most recently completed calendar quarter and shall show:
(1)the gross sales, deductions as provided in Paragraph 1.9, and Net Sales during the most recently completed calendar year and the royalties payable with respect thereto;
(2)the number of each type of Licensed Product sold;
(3)sublicense fees and royalties received during the most recently completed calendar year;
(4)the method used to calculate the royalties; and
(5)the exchange rates used.
If no sales of Licensed Products has been made and no sublicense revenues have been received by LICENSEE during any reporting period, LICENSEE shall so report.
4.2Records & Audits.
(a)LICENSEE shall keep, and shall require its Affiliates and Sublicensees to keep, accurate and correct records of all Licensed Products manufactured, used, and sold, and sublicense fees received under this Agreement. Such records shall be retained by LICENSEE for at least [***] years following a given reporting period.
(b)All records shall be available during normal business hours for inspection at the expense of UNIVERSITY by UNIVERSITY’s Internal Audit Department or by a public accountant selected by UNIVERSITY and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments. Such inspector shall not disclose to UNIVERSITY any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an underpayment in excess of [***] for any [***] period, then LICENSEE shall pay the cost of the audit as well as any additional sum that would have been payable to UNIVERSITY had LICENSEE reported correctly, plus an interest charge at a rate of [***] per year. Such interest shall be calculated from the date the correct payment was due to UNIVERSITY up to the date when such payment is actually made by LICENSEE.
For underpayment not in excess of [***] for any [***] period, LICENSEE shall pay the difference within [***] without interest charge or inspection costs.
4.3Payments.
(a)All fees due to UNIVERSITY shall be paid to:

[***]
(b)Royalty Payments.
(1)Royalties shall accrue when Licensed Products are invoiced, or if not invoiced, when delivered to a third party or Affiliate.
(2)LICENSEE shall pay earned royalties annually on or before [***] of each calendar year. Each such payment shall be for earned royalties accrued within LICENSEE’s most recently completed calendar year.
(3)LICENSEE shall pay any withholding taxes on such royalties as required by law and provide to UNIVERSITY appropriate documentation of such tax payment. LICENSEE shall use reasonable efforts to: (i) avoid or minimize any such withholding; and (ii) take advantage of any double taxation treaty as may be available.
(4)In the event that any patent or patent claim within Patent Rights is held invalid in a final decision by a patent office from which no appeal or additional patent prosecution has been or can be taken, or by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, all obligation to pay royalties based solely on that patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such final decision. LICENSEE shall not, however, be relieved from paying any royalties that accrued before the date of such final decision, or that are based on another patent or claim not involved in such final decision.
(c)Late Payments. In the event royalty, reimbursement and/or fee payments are not received by UNIVERSITY when due, LICENSEE shall pay to UNIVERSITY interest charges at a rate of [***] per year. Such interest shall be calculated from the date payment was due until actually received by UNIVERSITY.
ARTICLE 5 PATENT MATTERS
5.1Patent Prosecution and Maintenance.
(a)LICENSEE, at its own expense, utilizing patent attorneys of its choice, shall be responsible for the filing, prosecution and maintenance of patent applications and patents within the Patent Rights. Any such filings shall be in the name of UNIVERSITY and LICENSEE shall be acting in the best interest of UNIVERSITY in filing, prosecuting and maintaining the Patent Rights.
(b)UNIVERSITY shall fully cooperate with LICENSEE in preparing, filing, prosecuting and maintaining any patent applications and patents in the Patent Rights. LICENSEE, or its patent counsel, shall consult with UNIVERSTY as to the preparation, filing, prosecution and maintenance of Patent Rights and provide UNIVERSITY with copies of all documentation relating to such prosecution and UNIVERSITY shall keep this documentation confidential.
(c)LICENSEE shall apply for an extension of the term of any patent in Patent Rights if appropriate under the US Drug Price Competition and Patent Term Restoration Act and/or European, Japanese and other foreign counterparts thereof. LICENSEE shall prepare all documents for such applications, and UNIVERSITY shall execute such documents and take any other additional action as LICENSEE reasonably requests in connection therewith.
(d)LICENSEE may elect to terminate its obligations with respect to any patent application or patent in Patent Rights upon [***] written notice to UNIVERSITY. UNIVERSITY, in its sole discretion and at its sole expense, may continue prosecution and maintenance of said application or patent, and LICENSEE shall then have no further license with respect thereto.
5.2Patent Infringement.
(a)If LICENSEE learns of any substantial infringement of Patent Rights, LICENSEE shall so inform UNIVERSITY and provide UNIVERSITY with reasonable evidence of the infringement. Neither party shall notify a third party of the infringement of Patent Rights without the consent of the other party. Both parties shall use reasonable efforts and cooperation to terminate infringement without litigation.
(b)LICENSEE may request UNIVERSITY to take legal action against such third party for the infringement of Patent Rights. Such request shall be made in writing and shall include reasonable evidence of such infringement and damages to LICENSEE. If the infringing activity has not abated [***] following LICENSEE’s request, UNIVERSITY shall elect to or not to commence suit on its own account. UNIVERSITY shall give notice of its election in writing to LICENSEE by the end of the [***] after receiving notice of such request from LICENSEE. LICENSEE may thereafter bring suit for patent infringement at its own expense, if and only if UNIVERSITY elects not to commence suit and the infringement occurred in a jurisdiction where LICENSEE has an exclusive license under this Agreement. If LICENSEE elects to bring suit, UNIVERSITY may join that suit at its own expense.
(c)Recoveries from actions brought pursuant to Paragraph 5.2(b) shall belong to the party bringing suit except that in the event that LICENSEE brings suit for infringement of Patent Rights and an acceptable settlement is entered into or monetary damages are awarded in a final non-appealable judgment, [***]. Legal actions brought jointly by UNIVERSITY and LICENSEE and fully participated in by both shall be at the joint expense of the parties and all recoveries shall be shared jointly by them in proportion to the share of expense paid by each party.
(d)Each party shall cooperate with the other in litigation proceedings at the expense of the party bringing suit. Litigation shall be controlled by the party bringing the suit, except that UNIVERSITY may be represented by counsel of its choice in any suit brought by LICENSEE.
5.3Patent Marking. LICENSEE shall mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.
ARTICLE 6 GOVERNMENTAL MATTERS
Governmental Approval or Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE shall assume all legal obligations to do so. LICENSEE shall notify UNIVERSITY if it becomes aware that this Agreement is subject to any government reporting or approval requirement. LICENSEE shall make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.
ARTICLE 7 TERMINATION OF THE AGREEMENT
7.1Termination by UNIVERSITY.
(a)If LICENSEE fails to perform or violates any term of this Agreement, then UNIVERSITY may give written notice of default (“Notice of Default”) to LICENSEE. If LICENSEE fails to cure the default within [***] of the Notice of Default, UNIVERSITY may terminate this Agreement and the license granted herein by a second written notice (“Notice of Termination”) to LICENSEE. If a Notice of Termination is sent to LICENSEE, this Agreement shall automatically terminate on the effective date of that notice. Termination shall not relieve LICENSEE of its obligation to pay any fees owed at the time of termination and shall not impair any accrued right of UNIVERSITY.
(b)UNIVERSITY shall have the right to terminate this Agreement by giving written notice, in the event of filing by LICENSEE of a petition of bankruptcy or insolvency or both, or in the event of an adjudication that LICENSEE is bankrupt or insolvent or both, or after filing by LICENSEE of any petition or pleading asking reorganization, readjustment or rearrangement of its business under any law relating to bankruptcy or insolvency, or upon or after appointment of a receiver for all or substantially all of the property of LICENSEE or upon or after the making of any assignment for the benefit of creditors or upon or after the institution of any proceedings for the liquidation or winding-up of LICENSEE’s business or for the termination of its corporate charter, and this Agreement shall terminate upon the date specified in such written notice.
7.2Termination by Licensee.
(a)LICENSEE shall have the right at any time and for any reason to terminate this Agreement upon a [***] written notice to UNIVERSITY. Said notice shall state LICENSEE’s reason for terminating this Agreement.
(b)Any termination under Paragraph 7.2(a) shall not relieve LICENSEE of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made to UNIVERSITY or action by LICENSEE prior to the time termination becomes effective. Termination shall not affect in any manner any rights of UNIVERSITY arising under this Agreement prior to termination.
7.3Survival on Termination. Upon expiration or termination of the Agreement, the obligations which by their nature are intended to survive expiration or termination of the Agreement shall survive.
7.4Disposition of Licensed Products on Hand. Upon termination of this Agreement, LICENSEE may dispose of all previously made or partially made Licensed Product within a period of [***] of the effective date of such termination provided that the sale of such Licensed Product by LICENSEE, its Sublicensees, or Affiliates shall be subject to the terms of this Agreement, including but not limited to the rendering of reports and payment of royalties required under this Agreement.

ARTICLE 8 LIMITED WARRANTY AND INDEMNIFICATION
8.1Limited Warranty.
(a)UNIVERSITY warrants that it has the lawful right to grant this license.
(b)The license granted herein is provided “AS IS” and without WARRANTY OF MERCHANTABILITY or WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE or any other warranty, express or implied. UNIVERSITY makes no representation or warranty that the Licensed Product, Licensed Method or the use of Patent Rights will not infringe any other patent or other proprietary rights.
(c)In no event shall UNIVERSITY be liable for any incidental, special or consequential damages resulting from exercise of the license granted herein or the use of the Invention, Licensed Product, or Licensed Method.
(d)Nothing in this Agreement shall be construed as:
(1)a warranty or representation by UNIVERSITY as to the validity or scope of any Patent Rights;
(2)a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;
(3)an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in Paragraph 5.2 hereof.
8.2Indemnification.
(a)LICENSEE shall indemnify, hold harmless and defend UNIVERSITY, its officers, employees, and agents; and the inventors of the patents and patent applications in Patent Rights and their employers against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license or any sublicense. This indemnification shall include, but not be limited to, any product liability.
(b)LICENSEE, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance or an equivalent program of self insurance.
(c)UNIVERSITY shall notify LICENSEE in writing of any claim or suit brought against UNIVERSITY in respect of which UNIVERSITY intends to invoke the provisions of this Article. LICENSEE shall keep UNIVERSITY informed on a current basis of its defense of any claims under this Article.
ARTICLE 9 USE OF NAMES AND TRADEMARKS
Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto (including contraction, abbreviation or simulation of any of the foregoing).

Notwithstanding the foregoing, each party may state orally or in writing, including press releases, the fact that the licence has been granted by University and that COMPANY is commercializing Patent Rights.
ARTICLE 10 MISCELLANEOUS PROVISIONS
10.1Correspondence. Any notice required to be given to either party under this Agreement shall be deemed to have been properly given and effective:
(a)[***] if delivered in person, or
(b)[***] after mailing if mailed by registered mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other party.
If sent to LICENSEE:
Molecular Partners AG, c/o Dept. of Biochemistry, University of Zurich, Winterthurerstr. 190, CH-8057 Zurich (SWITZERLAND)
Attention: [***]
If sent to UNIVERSITY:
University of Zurich, c/o Unitectra, Technology Transfer Office; Ref. UZ- 01/103; Mohrlistrasse 23; CH-8006 Zurich (SWITZERLAND)
10.2Assignability. UNIVERSITY and LICENSEE each agree that their rights and obligations under this Agreement may not be transferred or assigned to a third party without the prior written consent of the other party thereto.
10.3No Waiver. No waiver by either party of any breach or default of any covenant or agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.
10.4Governing Laws. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SWITZERLAND. For any and all disputes arising from this Agreement, the Commercial Court of the Canton of Zurich shall have exclusive jurisdiction, subject to the appeal to the Swiss Supreme Court.
10.5Force Majeure. A party to this Agreement may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the non-performing party’s obligations herein shall resume.
10.6Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10.7Entire Agreement. This Agreement embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.
10.8Amendments. No amendment or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each party.
10.9Severability. Should some or several provisions of this Agreement be ineffective or invalid, or should there be an omission in this Agreement, the effectiveness, respectively the validity of the remaining provisions shall not be affected thereby. An ineffective, respectively, invalid provision shall be replaced by the interpretation of the agreement which comes nearest to the economic meaning and the envisaged economic purpose of the ineffective respectively, invalid provision. The same applies in the case of a contractual gap.
*****************

IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year first above written.

UNIVERSITY

Date:
By:	Peter Bless	(Signature)
Director of Administration

Date:
By:	Prof. Alexander Borbely	(Signature)
Vice President for Research

LICENSEE

Date:
By:		(Signature)

Date:
By:		(Signature)

Annex A
List of Patent Rights
[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Amendment No. 1 dated November 15, 2005, to the License Agreement between
The University of Zurich, Rämistrasse 71, CH-8006 Zürich (“UNIVERSITY”)
and
Molecular Partners AG, c/o Dept. of Biochemistry, University of Zurich, Winterthurerstr. 190.
CH-8057 Zürich (“LICENSEE”).
WHEREAS
a.    UNIVERSITY and LICENSEE have entered into a License Agreement, effective November 17, 2004, on “collections of (poly)peptides/proteins based on repeat modules (the “License Agreement”);
b.    LICENSEE wishes to license further patent rights owned by UNIVERSITY and UNIVERSITY agrees to license these patent rights to LICENSEE at the terms and conditions of the License Agreement; it is understood that the fees and royalties due for commercial use of such further patent rights are not cumulative with those of the License Agreement;
c.    The parties wish to amend the License Agreement accordingly.
NOW, IT IS AGREED AS FOLLOWS:
1.    Annex 1 of the License Agreement (“List of Patent Rights”) shall be amended as follows:
[***]
2.    All terms and conditions of the License Agreement shall remain in full force and effect.
3.    This Amendment shall be effective retroactively as of July 8, 2005.
* * * * * * * *
Amendment 1

For LICENSEE

Date:

By:
	(Printed Name and Title/Position)	(Signature)

Date:

By:
	(Printed Name and Title/Position)	(Signature)

For UNIVERSITY

Date:

By:
(Signature)
Date:

By:
(Signature)
Amendment 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Amendment No. 2 dated November 15, 2005, to the License Agreement between
The University of Zurich, Rämistrasse 71, CH-8005 Zürich (“UNIVERSITY”)
and
Molecular Partners AG, c/o Dept of Biochemistry, University of Zurich, Winterthurerstr. 190.
CH-8057 Zürich (“LICENSEE”).
WHEREAS
a.    UNIVERSITY and LICENSEE have entered into a License Agreement, effective November 17, 2004, on “collections of (poly)peptides/proteins based on repeat modules (the “License Agreement”);
b.    The parties wish to amend the License Agreement in order to specify Art. 2.4 of the License Agreement on the transfer of biological material that is relevant to practice the granted rights from UNIVERSITY to LICENSEE particularly in regard to biological material which forms the basis of libraries.
NOW, IT IS AGREED AS FOLLOWS:
1.    Definitions:
„Original Library Material” shall mean the following biological materials:
[***]
[***]
[***]
[***]
“MATERIAL” shall mean Original Library Material and Progeny and Unmodified Derivatives thereof.
“Progeny” shall mean unmodified descendant from the MATERIAL, such as virus from virus, cell from cell, or organism from organism.
“Unmodified Derivatives” shall mean substances created by LICENSEE which solely constitute an unmodified functional subunit of the Original Library Material or a product expressed by the Original Library Material.
“Modifications” shall mean combinatorial DNA libraries created by LICENSEE which contain/incorporate the MATERIAL. It is agreed that any preparation of designed ankyrin repeat protein (DARPin) libraries by LICENSEE, which use one or more of the MATERIAL shall be considered to be Modifications.
“Binders” shall mean molecules with specific binding capacity isolated from above mentioned DARPin libraries
Amendment 2

“Licensed Field of Use” shall mean therapeutic use, diagnostic use and biotechnological use.
2.    UNIVERSITY hereby grants to LICENSEE a worldwide, exclusive license to commercially exploit the MATERIAL, Modifications and Binders in the Licensed Field of Use.
3.    (a) UNIVERSITY retains ownership of the MATERIAL.
(b) Modifications and all subsequent libraries prepared by LICENSEE or UNIVERSITY based on Modifications shall be jointly owned by LICENSEE and UNIVERSITY.
(c) Binders prepared from Modifications shall be owned by the party, which isolated such Binders.
4.    (a) In consideration of the grant in Paragraph 2 above, LICENSEE hereby agrees that the financial terms set forth in Art. 3 of the License Agreement shall apply to any commercial use or sale of the MATERIAL, Modifications or Binders that fall under the definition of Licensed Product as set forth in the License Agreement. The fees and royalties due for the commercial use of such MATERIAL, Modifications or Binders are not cumulative with those of the License Agreement.
(b) For any MATERIAL, Modifications or Binders which do not or not anymore fall under the definition of Licensed Product as set forth in the License Agreement: LICENSEE shall pay a reduced rate of [***] of what would be due to UNIVERSITY if such MATERIAL, Modification or Binder would constitute a Licensed Product. Payments under this Paragraph 4(b) shall only be due for the [***] after execution of this Amendment.
5.    Any MATERIAL delivered pursuant to this Amendment is understood to be experimental in nature and may have hazardous properties. UNIVERSITY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE MATERIAL WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS.
6.    Any Modifications delivered pursuant to this Amendment is understood to be experimental in nature and may have hazardous properties. LICENSEE MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE MATERIAL WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS.
7.    Except to the extent prohibited by law, LICENSEE assumes all liability for damages that may arise from its use, storage or disposal of the MATERIAL. UNIVERSITY will not be liable to LICENSEE for any loss, claim or demand made by LICENSEE, or made against LICENSEE by any other party, due to or arising from the use of the MATERIAL by LICENSEE.
8.    Except to the extent prohibited by law, UNIVERSITY assumes all liability for damages that may arise from its use, storage or disposal of the Modifications. LICENSEE will not be liable to UNIVERSITY for any loss, claim or demand made by UNIVERSITY, or made against UNIVERSITY by any other party, due to or arising from the use of the Modifications by UNIVERSITY.
9.    For the use of MATERIAL and Modifications the parties agree to provide appropriate acknowledgment of the source of the MATERIAL or Modifications in all publications.
10.    LICENSEE agrees to use the MATERIAL in compliance with all applicable statutes and regulations including, for example, those relating to research involving the use of animals or recombinant DNA.
Amendment 2

11.    UNIVERSITY agrees to use the Modifications in compliance with all applicable statutes and regulations including, for example, those relating to research involving the use of animals or recombinant DNA.
12.    In consideration of the grant in Paragraph 2 above, LICENSEE agrees to grant back to UNIVERSITY half of the material of Modifications assembled by LICENSEE. UNIVERSITY shall be allowed to use such material in accordance with Art. 13 of this Amendment.
13.    UNIVERSITY reserves the right to
(a) use the MATERIAL, Modifications and Binders prepared by UNIVERSITY far educational and research purposes free of charge;
(b) publish or otherwise disseminate any information on the MATERIAL, Modifications and Binders prepared by UNIVERSITY at any time:
(c) use Modifications in collaborative research projects with non-commercial third parties, provided that such projects shall be governed by collaborative research agreements between UNIVERSITY and the third party comprising a detailed research plan;
(d) and allow other nonprofit institutions to use the MATERIAL, Modifications and Binders prepared by UNIVERSITY for educational and non-commercial research purposes in their facilities free of charge, provided that Modifications shall be transferred to third non-commercial parties only if UNIVERSITY concludes in good faith that such transfer is essential for a collaborative research project and only under the following provisions:
[***]
14.    All terms and conditions of the License Agreement and its Amendment No. 1 shall remain in full force and effect.
15.    This Amendment shall be effective retroactively as of November 17,2004.
* * * * * * * *
Amendment 2

For LICENSEE

Date:

By:
	(Printed Name and Title/Position)	(Signature)

Date:

By:
	(Printed Name and Title/Position)	(Signature)

For UNIVERSITY

Date:

By:
(Signature)
Date:

By:
(Signature)
Amendment 2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Amendment No. 3 dated November 15, 2005, to the License Agreement between
The University of Zurich, Rämistrasse 71, CH-8006 Zürich (“UNIVERSITY”) and
Molecular Partners AG, c/o Dept. of Biochemistry, University of Zurich, Winterthurerstr. 190. CH-8057 Zürich (“LICENSEE”).
WHEREAS
a. UNIVERSITY and LICENSEE have entered into a License Agreement, effective November 17, 2004, on “collections of (poly)peptides/proteins based on repeat modules (the “License Agreement”);
b. The parties wish to amend the License Agreement in order to specify Art. 2.4 of the License Agreement on the transfer of biological material that is relevant to practice the granted rights from UNIVERSITY to LICENSEE.
NOW, IT IS AGREED AS FOLLOWS:
1.Definitions:
“Original Material” shall mean the following biological materials:
[***]
“MATERIAL” shall mean Original Material and Progeny and Unmodified Derivatives thereof.
“Progeny” shall mean unmodified descendant from the MATERIAL, such as virus from virus, cell from cell, or organism from organism.
“Unmodified Derivatives” shall mean substances created by LICENSEE which constitute an unmodified functional subunit of the Original Biological Material or a product expressed by the Original Biological Material.
“Modifications” shall mean substances created by LICENSEE which contain/incorporate the MATERIAL.
“Licensed Field of Use” shall mean therapeutic use, diagnostic use and biotechnological use.
2.UNIVERSITY hereby grants to LICENSEE a worldwide, license to commercially exploit the MATERIAL in the Licensed Field of Use. Such license shall be exclusive for the biological material defined under Group A above and non-exclusive for the biological material defined under Group B above.
3. UNIVERSITY retains ownership of the MATERIAL.
(a)Modifications shall be owned by LICENSEE.
Amendment 3

4.(a) In consideration of the grant in Paragraph 2 above, LICENSEE hereby agrees that the financial terms set forth in Art. 3 of the License Agreement shall apply to any commercial use or sale of the MATERIAL or Modifications that fall under the definition of Licensed Product as set forth in the License Agreement. The fees and royalties due for the commercial use of such MATERIAL or Modifications are not cumulative with those of the License Agreement.
(b) For any MATERIAL, or Modifications which does not fall under the definition of Licensed Product as set forth in the License Agreement: LICENSEE shall pay a reduced rate of [***] of what would be due to UNIVERSITY if such MATERIAL or Modification would constitute a Licensed Product. Payments under this Paragraph 4(b) shall only be due for the [***] after execution of this Amendment.
5.Any MATERIAL delivered pursuant to this Amendment is understood to be experimental in nature and may have hazardous properties. UNIVERSITY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE MATERIAL WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS.
6.Any Modifications delivered pursuant to this Amendment is understood to be experimental in nature and may have hazardous properties. LICENSEE MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE Modifications WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS.
7.Except to the extent prohibited by law, LICENSEE assumes all liability for damages that may arise from its use, storage or disposal of the MATERIAL. UNIVERSITY will not be liable to LICENSEE for any loss, claim or demand made by LICENSEE, or made against LICENSEE by any other party, due to or arising from the use of the MATERIAL by LICENSEE.
8.Except to the extent prohibited by law, UNIVERSITY assumes all liability for damages that may arise from its use, storage or disposal of the Modifications. LICENSEE will not be liable to UNIVERSITY for any loss, claim or demand made by UNIVERSITY, or made against UNIVERSITY by any other party, due to or arising from the use of the Modifications by UNIVERSITY.
9.For the use of MATERIAL and Modifications the parties agree to provide appropriate acknowledgment of the source of the MATERIAL or Modification in all publications.
10.LICENSEE agrees to use the MATERIAL in compliance with all applicable statutes and regulations including, for example, those relating to research involving the use of animals or recombinant DNA.
11.UNIVERSITY agrees to use the Modifications in compliance with all applicable statutes and regulations including, for example, those relating to research involving the use of animals or recombinant DNA.
Amendment 3

12.In recognition of the rights granted by UNIVERSITY to LICENSEE by this Agreement, LICENSEE agrees to provide samples of Modifications to UNIVERSITY until [***], unless such transfer is not possible because a third party claims rights in such Modifications or parts thereof. UNIVERSITY shall have the right to use such samples in accordance with the following provisions:
(a)use for educational and research purposes internally and in collaborative research projects with non-commercial third parties;
(b)allow other nonprofit institutions to use the samples for educational and noncommercial research purposes in their facilities free of charge, provided that they shall be transferred to third non-commercial parties only if UNIVERSITY concludes in good faith that such transfer is essential for a collaborative research project and only under the provision that the third party will only be allowed to use the samples to carry out its tasks in the collaboration and not for any further use.
13.UNIVERSITY reserves the right to
(a)use the MATERIAL for educational and research purposes free of charge;
(b)publish or otherwise disseminate any information on the MATERIAL at any time;
(c)and allow other nonprofit institutions to use the MATERIAL for educational and noncommercial research purposes in their facilities free of charge.
14.All terms and conditions of the License Agreement and its Amendments No. 1 and 2 shall remain in full force and effect.
15.This Amendment shall be effective retroactively as of November 17, 2004.
* * * * * * * * * *
Amendment 3

For LICENSEE

Date:

By:
	(Printed Name and Title/Position)	(Signature)

Date:

By:
	(Printed Name and Title/Position)	(Signature)

For UNIVERSITY

Date:

By:	Prof. Andreas Plückthun
(Signature)
Date:

By:	Prof. Alexander Borbély
(Signature)
Amendment 3

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Amendment No. 4 dated May 31st, 2007, to the License Agreement between
The University of Zurich, Ramistrasse 71, 8006 Zurich (“UNIVERSITY”)
and
Molecular Partners AG, Grabenstrasse 11a, 8952 Zurich-Schlieren (“LICENSEE”).
WHEREAS
a.    UNIVERSITY and LICENSEE have entered into a License Agreement, effective November 17, 2004, on Patent Rights in the field of collections of (poly)peptides/proteins based on repeat modules (the “Agreement”);
b.    The parties wish to amend the Agreement.
NOW, IT IS AGREED AS FOLLOWS:
1.Clause No. 3.1.(a) shall be replaced by the following:
In recognition of LICENSEE being a startup business and partially in lieu of cash, a license issue fee in the form of [***] shares with a nominal value of CHF [***] of LICENSEE’s common stock representing [***]% of the LICENSEE’s total authorized equity capital of CHF [***]. The stock or if stocks are not issued physically a copy of the updated share register shall be delivered to UNIVERSITY within [***] of execution of this Agreement. In the event of a capital increase the UNIVERSITY’s equity position may be diluted, however such dilution shall in no event be greater than that of [***] and furthermore UNIVERSITY’s equity position shall not be diluted below [***]% of the total outstanding stock of LICENSEE until LICENSEE has accrued total funds of CHF [***] in form of equity capital (valued on the basis of valuations underlying arm’s length and bona fide capital increases and/or share transfers in accordance with the LICENSEE’S shareholders agreement). Shares issued to University shall provide as far as applicable for equal but proportionate rights and restrictions as the Founder’s shares. UNIVERSITY shall adhere to the LICENSEE’S shareholders agreement and such other agreements as may be required or amended from time to time to give effect to this paragraph. The Founders of the LICENSEE are Patrick Amstutz, Hans Kaspar Binz, Patrik Forrer, Martin Alexander Kawe, Andreas Pluckthun, Michael Tobias Stumpp and Christian Zahnd.
2.Clause No. 3.1.(c) shall be replaced by the following:
On all sublicense fees received by LICENSEE from each Sublicensee that are not earned royalties:
-    [***] on fraction < [***] CHF for particular sublicense by particular Sublicensee
-    [***] on fraction>= [***] CHF and< [***] CHF for particular sublicense by particular Sublicensee
-    [***] on fraction>= [***] CHF and< [***] CHF for particular sublicense by particular Sublicensee
-    [***] on fraction >= [***] CHF and < [***] CHF for particular sublicense by particular Sublicensee
-    [***] on fraction>= [***] CHF for particular sublicense by particular Sublicensee
It is understood that payments from Sublicensees to LICENSEE dedicated for direct use for the financing of research or product development under a joint research or development agreement
Amendment 4

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
shall not be considered sublicense fees and no compensation for UNIVERSITY shall be due on such payments.
3.The Agreement shall be amended with a Clause No. 3.1 (f) reading as follows:
LICENSEE shall pay UNIVERSITY an annual minimum payment on or before November 17 of each year as follows:
- 2007 and 2008: CHF [***].- each year
- 2009 and 2010: CHF [***].- each year
- as from 2011 each year: CHF 50’000.-
Any payments due to UNIVERSITY in the same calendar year in accordance with clauses 3.1 (b), (c) and (d) shall be deductible from such annual minimum payments.
4.Clause No. 9 (“Use of Names and Trademarks”) shall be replaced to read:
ARTICLE 9. USE OF NAMES AND TRADEMARKS AND DISCLOSURE OF THIS AGREEMENT
9.1    Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto (including contraction, abbreviation or simulation of any of the foregoing).
9.2    UNIVERSITY may disclose to the inventors the terms and conditions of this Agreement upon their request. If such disclosure is made, UNIVERSITY shall request the Inventors not to disclose such terms and conditions to others.
9.3    UNIVERSITY may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, but UNIVERSITY shall not disclose the financial terms of this Agreement to third parties, except where UNIVERSITY is required by law to do so.
9.4    LICENSEE may disclose to potential investors the terms and conditions of this Agreement. If such disclosure is made, LICENSEE shall request the potential investors to keep such information confidential and not to disclose such terms and conditions to third parties.
9.5    LICENSEE may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, but LICENSEE shall not disclose the financial terms of this Agreement to third parties, except as stated in Article 9.4 or where LICENSEE is required by law to do so.
5.Clause No. 10.2 (“Assignability”) shall be replaced to read:
Assignability. This Agreement shall not be assigned by LICENSEE except:
(a)    with the prior written consent of UNIVERSITY, which consent shall not be unreasonably withheld or delayed; or
(b)    without UNIVERSITY’s consent if assigned as part of a sale or transfer of all or substantially all of the assets or the business of LICENSEE relating to operations which concern this Agreement.
6.All other terms and conditions of the Agreement shall remain in full force and effect.
Amendment 4

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
7.This Amendment shall be effective retroactively as of January 1, 2007.
**********
Amendment 4

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

For LICENSEE (Molecular Partners AG)

Date:

By:
	(Printed Name and Title/Position)	(Signature)

Date:

By:
	(Printed Name and Title/Position)	(Signature)

For UNIVERSITY

Date:

By:	Peter Bless
	Director of Administration	(Signature)

Date:

By:	Prof. Heini Murer
	Vice President	(Signature)
Amendment 4

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Amendment No. 5 dated October 3, 2007, to the License Agreement between
The University of Zurich, Rämistrasse 71, CH-8006 Zürich ("UNIVERSITY")
and
Molecular Partners AG, Grabenstrasse 11a, CH-8952 Zürich-Schlieren ("LICENSEE").
WHEREAS
a.    UNIVERSITY and LICENSEE have entered into a License Agreement, effective November 17, 2004, on "collections of (poly)peptides/proteins based on repeat modules (the "License Agreement");
b.    The parties have collaborated in the CTI-Project No. 7505.1 DCS-LS, "Designed Repeat Proteins: Novel Receptor Molecules for Life Science, Diagnostics and Therapy" and on April 26, 2006, have executed a contract governing such CTI-Project (the "CTI-Project Contract")
c.    LICENSEE wishes to license patent rights owned by UNIVERSITY and developed in the course of the CTI-Project and UNIVERSITY agrees to license these patent rights to LICENSEE, as set forth in the CTI-Project Contract, at the terms and conditions of the License Agreement; it is understood that the fees and royalties due for commercial use of such further patent rights are not cumulative with those of the License Agreement;
d.    The parties wish to amend the License Agreement accordingly.
NOW, IT IS AGREED AS FOLLOWS:
1.    Annex 1 of the License Agreement ("List of Patent Rights") shall be amended as follows:
[***]
2.    All terms and conditions of the License Agreement shall remain in full force and effect.
3.    This Amendment shall be effective retroactively as of September 24, 2007.
********
Amendment 5

For LICENSEE

Date:

By:
	(Printed Name and Title/Position)	(Signature)

Date:

By:
	(Printed Name and Title/Position)	(Signature)

For UNIVERSITY

Date:

By:	Prof. A. Plückthun
(Signature)

Date:

By:	Prof. H Murer
	Prorektor MNW	(Signature)
Amendment 5

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Amendment No. 6 dated June 15, 2012, to the License Agreement between
The University of Zurich, Rämistrasse 71, CH-8006 Zürich ("UNIVERSITY")
and
Molecular Partners AG, Grabenstrasse 11a, CH-8952 Zürich-Schlieren ("LICENSEE").
WHEREAS
a.    UNIVERSITY and LICENSEE have entered into a License Agreement, effective November 17, 2004, on "collections of (poly) peptides/proteins based on repeat modules (the "License Agreement");
b.    The parties wish to amend the License Agreement in order to clarify section 3.1.(c)
NOW, IT IS AGREED AS FOLLOWS:
1.    Clause No. 3.1.(c) of the License Agreement shall be replaced by the following:
On all Net Sublicense Fees received by LICENSEE from each Sublicensee that are not earned royalties:
- [***] on fraction < [***] CHF for particular sublicense agreement by particular Sublicensee
- [***] on fraction >= [***] CHF and < [***] CHF for particular sublicense agreement by particular Sublicensee
- [***] on fraction >= [***] CHF and < [***] CHF for particular sublicense agreement by particular Sublicensee
- [***] on fraction >= [***] CHF and < [***] CHF for particular sublicense agreement by particular Sublicensee
- [***] on fraction >= [***] CHF for particular sublicense agreement by particular Sublicensee
Net Sublicense Fees shall be total sublicense fees received by LICENSEE under a particular sublicense agreement less the sum of the following out of pocket costs actually paid to third parties and directly related to such sublicense agreements as evidenced by respective invoices. i) costs of consultants negotiating the respective sublicense agreement on behalf of LICENSEE and ii) costs of legal counseling.
It is understood that payments from Sublicensees to LICENSEE dedicated for direct use for the financing of future research or product development under a joint research or development agreement shall not be considered sublicense fees and no compensation for UNIVERSITY shall be due on such payments.
2.    All terms and conditions of the License Agreement shall remain in full force and effect.

Amendment 6

3.    This Amendment shall be effective as of June 15, 2012. It is agreed that out of pocket costs accrued before the effective date of this Amendment shall not be deductible from sublicense fees.
********
Amendment 6

For LICENSEE

Date:

By:
	(Printed Name and Title/Position)	(Signature)

Date:

By:
	(Printed Name and Title/Position)	(Signature)

For UNIVERSITY

Date:

By:	Prof. Dr. Daniel Wyler
	Vice President	(Signature)

Date:

By:	Stefan Schnyder
	Director Finance, HR & Infrastructure	(Signature)
Amendment 6

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Amendment No. 7
to the License Agreement dated November 17, 2004
between
The University of Zurich, having a business address at Rämistrasse 71, 8006 Zürich, Switzerland (hereinafter referred to as University) on the one part
and
Molecular Partners AG, having a business address at Wagistrasse 14, 8952 Schlieren, Switzerland (hereinafter referred to as Licensee) on the other part.
(University and Licensee hereinafter individually referred to as Party collectively as Parties.)
WHEREAS, University and Licensee concluded on November 17, 2004 a License Agreement, as amended by an Amendment No. 1 dated November 15, 2005 (the Amendment 1), by an Amendment No. 2 dated November 15, 2005 (the Amendment 2), by an Amendment No. 3 dated November 15, 2005 (the Amendment 3), by an Amendment No. 4 dated May 31st, 2007 (the Amendment 4), by an Amendment No. 5 dated October 3, 2007 (the Amendment 5) and by an Amendment No. 6 dated June 15, 2012 (the Amendment 6) (together, the Agreement);

WHEREAS by means of the present amendment (the Amendment 7), the Parties intend to remove from the list of Patent Rights under the Agreement (i) [***] and (ii) [***]; and
WHEREAS, unless otherwise specified, capitalized terms shall have the meaning as set forth in the Agreement.
NOW THEREFORE; the Parties agree as follows:
1.The following Patent Rights shall be removed from the list of Patent Rights (Annex A) under the Agreement: (i) [***] and (ii) [***]. Therefore, Annex A of the Agreement shall be amended and replaced as follows:

List of Patent Rights

[***]
2.Amendment 1 and Amendment 5 of the Agreement shall be cancelled herewith. The Patent Rights licensed by University to Licensee under Amendment 1 [***] will continue to be licensed to Licensee under a separate license agreement to be entered into by the Parties concurrently herewith.
3.As a prerequisite for University to enter into this Amendment 7 Licensee represents and warrants that the Patent Rights licensed by University to Licensee under Amendment 1 [***] have not been used to develop or produce products of Licensee which are in preclinical or clinical development, particularly not for Licensee's products [***].
Amendment 7

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
4.The Amendment 7 shall enter into force on November 15, 2019 (the Amendment 7 Effective Date).
5.Except as expressly amended herein, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorised representatives as of the Amendment Effective Date.

Molecular Partners AG	The University of Zurich

Print name:	Print name: Prof. Dr. Michael Schaepman
Title:	Title: Vice President Research
Date:	Date:

Print name:	Print name: Stefan Schnyder
Title:	Title: Director Finances & HR
Date:	Date:
Amendment 7